UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_______________________________

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 1, 2010

_______________________________

TALEO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51299	52-2190418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4140 Dublin Boulevard, Suite 400
Dublin, CA 94568
(Address of principal executive offices, including zip code)

(925) 452-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Explanatory Note

Taleo Corporation (the “Company”) is filing this Amendment No. 1 on Form 8-K/A to amend the Company’s Form 8-K, originally filed with the Securities and Exchange Commission on January 4, 2010 (the “Original Filing”), which reported the completion of its acquisition of Worldwide Compensation, Inc. (“WWC”), to include the required financial statements and pro forma financial information. In the Original Filing, the Company stated that, if required, any financial statements and pro forma financial information would be filed by amendment within seventy-one (71) calendar days from the date that the Original Filing must be filed.  The disclosure under Item 9.01 of the Original Filing is hereby replaced in its entirety by the disclosure under Item 9.01 of this Amendment No. 1.

Item 9.01                      Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Worldwide Compensation, Inc. as of December 31, 2008 and for the year ended December 31, 2008 are being filed as Exhibit 99.1 to this Form 8-K/A. The unaudited condensed consolidated financial statements of Worldwide Compensation, Inc., as of September 30, 2009, and for each of the nine months ended September 30, 2009 and 2008, are being filed as Exhibit 99.2 to this Form 8-K/A.

(b) Pro Forma Financial Information

The unaudited pro forma combined condensed consolidated balance sheet of Taleo Corporation as of September 30, 2009 and the unaudited pro forma combined condensed consolidated statement of operations of Taleo Corporation for the twelve month period ended December 31, 2008 and the nine month period ended September 30, 2009, giving effect to the acquisition of WWC, are being filed as Exhibit 99.3 to this Form 8-K/A.

(d) Exhibits

ExhibitNo.	Description

2.1*
Amended and Restated Agreement and Plan of Merger dated September 14, 2009, by and among Taleo Corporation, Wyoming Acquisition Corporation, Worldwide Compensation, Inc. and with respect to Articles VII, VIII and IX only, Dennis M. Rohan as Shareholder Representative and U.S. Bank National Association as Escrow Agent

23.1	Consent of Sensiba San Filippo LLP, Independent Accountants
99.1	Consolidated financial statements of Worldwide Compensation, Inc. as of December 31, 2008, and for the year ended December 31, 2008.
99.2	Unaudited consolidated financial statements of Worldwide Compensation, as of September 30, 2009, and for each of the nine months ended September 30, 2009 and 2008.
99.3
Unaudited pro forma combined condensed consolidated balance sheet of Taleo Corporation as of September 30, 2009 and unaudited pro forma combined condensed consolidated statement of operations of Taleo Corporation for the twelve month period ended December 31, 2008 and the nine month period ended September 30, 2009, giving effect to the acquisition of WWC.

*           Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEO CORPORATION

By:	/s/ Katy Murray
Katy Murray Executive Vice President and Chief Financial Officer

Date:  March 19, 2010

EXHIBIT INDEX

ExhibitNo.	Description

2.1*
Amended and Restated Agreement and Plan of Merger dated September 14, 2009, by and among Taleo Corporation, Wyoming Acquisition Corporation, Worldwide Compensation, Inc. and with respect to Articles VII, VIII and IX only, Dennis M. Rohan as Shareholder Representative and U.S. Bank National Association as Escrow Agent

23.1	Consent of Sensiba San Filippo LLP, Independent Accountants
99.1	Consolidated financial statements of Worldwide Compensation, Inc. as of December 31, 2008, and for the year ended December 31, 2008.
99.2	Unaudited consolidated financial statements of Worldwide Compensation, as of September 30, 2009, and for each of the nine months ended September 30, 2009 and 2008.
99.3
Unaudited pro forma combined condensed consolidated balance sheet of Taleo Corporation as of September 30, 2009 and unaudited pro forma combined condensed consolidated statement of operations of Taleo Corporation for the twelve month period ended December 31, 2008 and the nine month period ended September 30, 2009, giving effect to the acquisition of WWC.

*           Previously filed.